Raymond James U.S. Bank Conference
Chicago, IL
August 22, 2013



Memphis
Jackson
Montgomery
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

At December 31, 2012	
Total Assets	$9.8 billion
Total Loans (HFI & Acquired)	$5.7 billion
Total Deposits	$7.9 billion
Market Cap	$1.5 billion
Banking Centers	170

Financial Results	2010	2011	2012
Net Income ($millions)	$100.6	$106.8	$117.3
EPS – Diluted	$1.57	$1.66	$1.81
Dividends per Share	$0.92	$0.92	$0.92
ROATCE	12.31%	12.25%	12.55%
ROAA	1.08%	1.11%	1.20%


Trustmark Bank
Forbes 2013
BEST BANKS
IN AMERICA
Trustmark has been ranked as one of the Best Banks in America 2013 by Forbes. Visit us today and you'll see why.

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Investment Thesis

- ✓ Proven ability to achieve superior profitability
- ✓ Effective credit risk management program
- ✓ Diversified business mix in attractive markets
- ✓ Significant opportunities for profitable growth
- ✓ Committed to enhancing long-term shareholder value

Proven Ability to Achieve Superior Profitability


ROAA 2012
TRMK 1.20%
CFR 1.14%
STI 1.13%
RF 0.92%
HBHC 0.80%
BXS 0.65%
IBKC 0.63%
FHN -0.07%


Average ROAA 2008 - 2012
CFR 1.24%
TRMK 1.08%
IBKC 0.97%
HBHC 0.80%
BXS 0.53%
STI 0.24%
FHN -0.14%
RF -0.86%


ROATCE 2012
STI 14.47%
CFR 13.11%
TRMK 12.55%
RF 11.77%
HBHC 10.94%
BXS 7.68%
IBKC 7.21%
FHN -1.17%


Average ROATCE 2008 - 2012
CFR 15.14%
IBKC 12.82%
TRMK 12.57%
HBHC 10.01%
BXS 7.38%
STI 2.95%
FHN -4.35%
RF -7.99%

Source: SNL Financial and company reports

…Driven by Strong Net Interest Margin and Efficiency Ratio

Net Interest Margin[(1)] 2012



4.48%
4.09%
3.61%
3.57%
3.51%
3.40%
3.13%
3.11%
HBHC
TRMK
IBKC
BXS
CFR
STI
FHN
RF

Average Net Interest Margin[(1)] 2008 - 2012



4.20%
4.04%
4.04%
3.70%
3.29%
3.28%
3.11%
2.98%
TRMK
CFR
HBHC
BXS
STI
IBKC
FHN
RF

Efficiency Ratio[(2)] 2012



59.68%
61.70%
62.17%
63.20%
70.76%
71.64%
73.35%
100.44%
CFR
RF
TRMK
HBHC
STI
BXS
IBKC
FHN

Average Efficiency Ratio[(2)] 2008 - 2012



57.79%
58.88%
59.61%
63.07%
66.80%
69.34%
70.17%
76.52%
TRMK
CFR
RF
HBHC
BXS
STI
IBKC
FHN

Source: SNL Financial and company reports
(1) Net interest income, on a fully taxable-equivalent basis if available, as a percentage of average earning assets
(2) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Trustmark
Banking and Financial Solutions

Effective Credit Risk Management

	Quarter Ended					
	12/2011	3/2012	6/2012	9/2012	12/2012	YOY Change
Nonaccrual Loans	$110.5	$105.7	$99.7	$80.7	$82.4	-25.4%
Other Real Estate	$79.1	$75.7	$73.7	$82.5	$78.2	-1.1%
Nonperforming Assets	$189.5	$181.5	$173.4	$163.1	$160.6	-15.3%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.08%	2.99%	2.88%	2.75%	2.71%	-37 bps
Provision for Loan Losses/Average Loans	0.40%	0.22%	0.04%	0.23%	-0.04%	-44 bps
Net Charge-offs/Average Loans	0.40%	0.13%	0.46%	0.31%	0.29%	-11 bps

Continued improvement in credit quality
(at December 31, 2012):

- Nonperforming assets totaled $160.6 million
  - lowest level since year end 2008
  - a 37.5% decline from the peak of $256.7 million at March 31, 2010
- Classified loans decreased $61.5 million, or 19.5%, from levels one year earlier
- Criticized loans decreased $71.9 million, or 18.0%, from levels one year earlier

Source: SNL Financial and company reports
Note: All Trustmark ratios represented herein exclude acquired loans and covered other real estate.

2012 NCOs/Average Loans


0.07%
0.19%
0.30%
0.51%
0.67%
1.12%
1.33%
1.35%
IBKC
CFR
TRMK
HBHC
BXS
FHN
STI
RF

Trustmark
Banking and Financial Solutions

Strong Capital Base

✓ Capital base reflects profitability through the cycle

✓ Capital Utilization:

- Support organic growth
- Acquisitions to create additional growth opportunities
- Cash dividends

2012 Peer TCE/TA (%)



10.28%
8.83%
8.77%
8.67%
8.60%
8.30%
8.21%
8.11%
TRMK
BXS
HBHC
IBKC
RF
CFR
STI
FHN

2012 Peer Total Risk-Based Capital Ratio



17.22%
15.94%
15.38%
15.11%
15.03%
14.28%
14.19%
13.48%
TRMK
FHN
RF
CFR
BXS
HBHC
IBKC
STI

Source: SNL Financial and company reports

Trustmark Banking and Financial Solutions

Diversified Business Mix in Attractive Markets

December 31, 2012 YTD

Total Revenue $516

$ in millions



Commercial and Real Estate, $61
12%
Wealth Management, $29
6%
Insurance, $28
5%
Mortgage, $69
13%
Treasury & Other, $13
3%
Central MS, $118
23%
MS Community Banks, $110
21%
Florida, $27
5%
Texas, $41
8%
Tennessee, $20
4%

Total Noninterest Income $175

$ in millions



General Banking, $31
18%
Wealth Management, $25
14%
Insurance, $28
16%
Mortgage, $41
23%
Service Charges, $50
29%

Fee Income to Total Revenue 33.9%

Significant Opportunities for Profitable Growth
BancTrust Merger

- ✓ Transaction completed February 15, 2013
- ✓ 3rd largest bank headquartered in Alabama
- ✓ As of March 31, 2013
  - $949.3 million in loans
  - $1.7 billion in deposits
  - 40 offices in Alabama, 9 offices in Florida Panhandle
- ✓ Strong market share and solid customer relationships
- ✓ Provides entry to 15+ Alabama markets, including Mobile, Montgomery and Selma; enhances Trustmark's existing franchise in Florida Panhandle
- ✓ Significant opportunity to generate additional revenue and leverage Trustmark's operating platform
- ✓ Ability to deliver Trustmark's full suite of banking, mortgage banking, wealth management and insurance services to new markets
- ✓ Completed successful conversion of banking systems



Memphis
Jackson
Montgomery
Mobile
Destin
Trustmark – Legacy Locations
Trustmark – Newly Acquired Locations
(formerly BancTrust Financial Group, Inc.)

Trustmark
Banking and Financial Solutions

Financial Results

At June 30, 2013:	
Total Assets	$11.9 billion
Total Loans (HFI & Acquired)	$6.5 billion
Total Deposits	$9.8 billion
Market Cap	$1.7 billion
Banking Centers	215

Reported:	1Q 2013	2Q 2013
Net Income ($ millions)	$24.9	$31.1
EPS – Diluted	$0.38	$0.46
Dividends per Share	$0.23	$0.23
ROATCE	10.82%	14.09%
ROAA	0.93%	1.06%
Tangible Common Equity to Tangible Assets	8.20%	7.96%
Total Risk-Based Capital Ratio	14.42%	13.89%
Excluding non-routine merger expense (Q1) and litigation expense (Q2):		
Net Income (millions)	$30.6	$33.6
EPS - Diluted	$0.46	$0.50


Trustmark

Includes $2.0 million and $6.1 million net income contribution (excluding non-routine merger expense) from BancTrust in Q1-13 and Q2-13, respectively.

Diversified Loan Portfolio

- ✓ **Loan portfolio has transitioned through economic cycle**
- ✓ **In low rate, competitive environment not all loan growth improves profitability**
- ✓ **Remain disciplined in credit process and pricing**
- ✓ **Capacity, ability and desire to increase exposure to certain asset classes as market opportunities become available**

Total Loans at June 30, 2013 - $6,541
(HFI and Acquired) ($ in millions)



By Type
Construction, land development and other land loans, $655
10%
Consumer loans, $188
3%
Other real estate secured, $230
3%
Secured by 1-4 family residential properties, $1,619
25%
Secured by nonfarm, nonresidential properties, $1,739
27%
Commercial and industrial loans, $1,376
21%
Other loans, $734
11%



By Region
Tennessee (Memphis, TN and Northern MS Region), $494
8%
Texas, $865
13%
Alabama, $811
12%
Florida, $481
8%
Mississippi (Central and Southern Regions), $3,889
59%

Trustmark
Banking and Financial Solutions

Attractive, Low-Cost Deposit Base

Total Deposits at June 30, 2013 - $9,818

($ in millions)

Trustmark Deposit Trends



$6,824
22%
$7,188
23%
$7,045
23%
$7,566
27%
$7,897
29%
$9,818
26%
2008
2009
2010
2011
2012
2Q - 13
Interest bearing
Noninterest bearing

Cost of Interest-Bearing Deposits 2Q-2013



0.14%
0.21%
0.25%
0.28%
0.32%
0.35%
0.42%
0.50%
CFR
RF
HBHC
TRMK
STI
FHN
IBKC
BXS

Source: SNL Financial and company reports

By Type



Time Deposits, $2,408
25%
Non-Int Bearing DDA, $2,521
26%
Savings, $619
6%
15%
29%
MMDA, $1,458
Interest checking, $2,812

By Region



Tennessee, $662
7%
Texas, $418
4%
Alabama, $1,473
15%
Mississippi, $6,669
68%
6%
Florida, $613

Strategic Priorities to Enhance Shareholder Value

- ✓ Create and expand customer relationships
- ✓ Optimize delivery of products and services
- ✓ Streamline processes to increase productivity and efficiency
- ✓ Manage risks effectively
- ✓ Proactively manage balance sheet

Trustmark
Banking and Financial Solutions


Memphis
Jackson
Montgomery
Mobile
Destin
Houston

Building a Premier Regional Financial Services Organization

Supplemental Information

Mississippi

- $6.7 billion in deposits[+]
- Maintain market dominance through cross-selling and retention



Trustmark
EXPRESS 24-Hour ATM
Trustmark



Trustmark



Jackson
Jackson

Market (Top 10 Deposits)	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Jackson MSA	544,558	3.44%	$3,896	33.89%	46
Hattiesburg MSA	148,675	8.94%	$316	12.59%	9
Vicksburg MSA	48,741	-1.40%	$213	29.22%	6
Meridian MSA	107,868	0.86%	$198	13.60%	5
Brookhaven MSA	35,164	1.68%	$195	34.96%	4
Tupelo MSA	138,172	3.62%	$189	7.68%	5
Laurel MSA	85,169	0.67%	$180	13.30%	6
Columbus MSA	60,642	0.95%	$173	20.57%	5
Corinth MSA	37,210	1.32%	$162	25.81%	4
McComb MSA	53,826	0.02%	$148	19.06%	4

+ As of 6/30/2013 Source: TRMK Reports ++ As of 6/30/2012 Source: SNL Financial and ESRI

Trustmark Banking and Financial Solutions

Alabama

- Completed BancTrust merger on 02/15/13
- $1.5 billion in deposits+
- Deliver full suite of products to these new markets



Montgomery
Mobile



Trustmark

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Market Share	TRMK Banking Centers
Mobile Market					
Mobile MSA	416,236	1.66%	$ 470	7.86%	7
Daphne-Fairhope MSA	190,116	10.37%	$ 75	2.35%	3
Central and South Alabama (Top 5 Deposits)					
Montgomery MSA	380,504	3.81%	$ 283	3.58%	8
Selma MSA	43,670	-1.91%	$ 128	27.01%	3
Brewton-Escambia County	38,389	-0.18%	$ 130	21.84%	3
Monroeville-Monroe County	23,296	-2.06%	$ 110	33.38%	2
Greenville - Butler County	21,100	-1.01%	$ 96	33.16%	4

+ As of 6/30/2013 Source: TRMK Reports ++ As of 6/30/2012 Source: SNL Financial and ESRI

Florida Panhandle

- $613 million in deposits[+]
- Cross-sell to Fisher Brown Bottrell commercial insurance customers
- Focus on commercial lending and expansion of wealth management


Trustmark
Trustmark
Bank


Destin

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Bay County	170,356	2.10%	$362	14.68%	9
Okaloosa County	182,864	1.08%	$90	2.65%	3
Walton County	55,888	4.03%	$170	19.53%	5
Total	**409,108**	**1.91%**	**$622**	**9.24%**	**17**

+ As of 6/30/2013 Source: TRMK Reports ++ As of 6/30/2012 Source: SNL Financial and ESRI

Trustmark
Banking and Financial Solutions

Houston MSA

- $418 million in deposits[+]
- Focus on commercial lending and treasury management



Houston



Houston



Trustmark Bank

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Houston MSA	6,153,249	8.84%	$412	0.28%	15

+ As of 6/30/2013 Source: TRMK Reports ++ As of 6/30/2012 Source: SNL Financial and ESRI

Memphis MSA

- $662 million in deposits[+]
- Focus on middle market commercial and real estate lending



Memphis
Memphis



Trustmark

Market	2012 Population	2012-17 Projected Population Growth	Deposits++ ($ millions)	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,323,471	2.16%	$671	2.92%	22

+ As of 6/30/2013 Source: TRMK Reports ++ As of 6/30/2012 Source: SNL Financial and ESRI

Community Involvement

Leadership by Example

- Trustmark makes significant investments, in excess of $2.5 million annually, to support the arts, economic development, education, health and social services in the communities we serve.

- Trustmark participates in more than 100 nonprofit programs designed to strengthen our communities, representing more than 30,000 hours of volunteer time annually by our associates.

- Trustmark associates taught more than 200 classes in financial literacy and home buyer's education in 2012.

- Trustmark supports 43 Adopt-A-School programs including the longest-running partnership program (32 years) in the Jackson, Mississippi Public School System.


Boys & Girls Club


OAK PARK ELEMENTARY
Adopted By
TRUSTMARK NATIONAL BANK
OCTOBER 1990
"Take Pride"

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services

Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com